UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2009

DEER CONSUMER PRODUCTS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-140545	20-5526104
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Area 2, 1/F, Building M-6, Central High-Tech Industrial Park, Nanshan, Shenzhen, China	518057
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (86) 755-8602-8285

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 1.01     Entry into a Material Definitive Agreement.

On May 1, 2009, Deer Consumer Products, Inc. ("Deer" or the "Company") completed a closing of a private placement offering of 520,000 Units at an offering price of $1.84 per Unit for aggregate gross proceeds of $956,800 to two non- U.S. investors.  Each Unit consisted of one share of Deer's common stock, par value $.001 per share (the "Common Stock"), and a three year warrant to purchase 15% of one share of Common Stock, or an aggregate of 78,000 shares of Common Stock, at an exercise price of $3.45 per share.  The investors received registration rights. The forms of the warrants and Registration Rights Agreement are attached as Exhibits 10.1 and 10.2, respectively, to the Current Report on Form 8-K filed by the Company on April 3, 2008.

The Company issued the shares pursuant to an exemption from registration under Regulation S promulgated under the Securities Act of 1933, as amended.

The above descriptions are not complete and are qualified in their entirety by reference to the complete text of those documents, which are incorporated herein by reference.

Deer anticipates that the net proceeds of the Offering will be used for working capital purposes.

Item 3.02     Un-Registered Sales of Equity Securities

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference into this Item 3.02.

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On April 29, 2009, Deer’s Chief Operating Officer and a board member Mr. Man Wai James Chiu notified the Board of Directors (the “Board of Directors”) of Deer Consumer Products, Inc. (the “Company”) of his intent to voluntarily resign as a director effective April 29, 2009. The Company thanks Mr. Chiu for his service as a member of the Board of Directors.  Mr. Chiu and the Company note that Mr. Chiu is not resigning because of any disagreement with the Company on any matter relating to the Company's operations, policies or practices.  Mr. Chiu remains as the Chief Operating Officer of the Company.

(d) On April 29, 2009, the Board of Directors voted to (i) increase the size of the Board of Directors to 5 and (ii) appoint Mr. Edward Hua, Mr. Zongshu Nie, Mr. Arnold Staloff and Mr. Walter Zhao as members of the Board of Directors effective immediately. The biographies of Messers. Hua, Nie, Staloff and Zhao are as follows:

Edward Hua, 56.  From 1994 to the present time, Mr. Hua held various management positions at the Bank of China and is currently the General Manager of the Treasury Department of the Boc Shenzhen Branch. Mr. Hua holds a Master’s Degree in World Economics from Fudan University and a Senior Economist Certificate from the Bank of China.

Zongshu Nie, 32. From May 2008 to the present time, Mr. Nie has been the Financial Controller of Deer Consumer Products, Inc.  From 1998 to May 2008, Mr. Nie was the Chief Financial Officer at Xian Tai Plastics Co., Ltd, a manufacturer and exporter of plastics based materials. Mr. Nie received a Bachelor’s degree in accounting from the ShaanXi College of Finance and Economics in 1998.

Arnold Staloff, 64. From December 2005 to May 2007, Mr. Staloff served as Chairman of the Board of SFB Market Systems, Inc., a New Jersey-based company that provides technology solutions for the management and generation of options series data. From March 2003 to December 2005, Mr. Staloff was an independent consultant. From June 1990 to March 2003, Mr. Staloff served as President and Chief Executive Officer of Bloom Staloff Corporation, an equity and options market-making firm and foreign currency options floor broker. Mr. Staloff served as a director for Lehman Brothers Derivative Products Inc. from 1994 until October 2008.  Mr. Staloff currently serves on the boards of several NASDAQ listed companies as the Chairman of Audit Committee for each company, including, Shiner International, Inc., a packaging and anti-counterfeit plastic film company, since 2007; AgFeed Industries, Inc., a feed and commercial hog producer, since 2007 and SmartHeat Inc., a clean technology energy savings equipment company, since 2008.

Walter Zhao, 45. From December 1997 to the present time, Mr. Zhao has been the President of Kaito Electronics, Inc., an electronics design and manufacturer. From 1989 to 1997 Mr. Zhao was a Department Manager of CEIEC Shenzhen, an education equipment and instrument company. Mr. Zhao received a Master’s degree in electrical engineering from the University of Science and Technology in China in 1989 and a Bachelor of Science degree in electrical engineering from Shandong University in 1985.

The Board has determined that each of Messers. Hua, Staloff and Zhao are independent directors for purposes of the NASDAQ OMX Group, Inc. listed company standards and the independence standards set forth in the Company’s Corporate Governance Guidelines. The Board has appointed Messers. Hua, Staloff and Zhao to serve as members of the following Committees:

Audit Committee	Nominating and Corporate Governance Committee	Compensation Committee
Arnold Staloff, Chair Edward Hua Walter Zhao	Edward Hua, Chair Arnold Staloff Walter Zhao	Walter Zhao, Chair Edward Hua Arnold Staloff

There are no arrangements or understandings between the any of Messers. Hua, Nie, Staloff or Zhao and any other persons pursuant to which such director was selected as a director.

There are no relationships or related transactions between Messers. Hua, Nie, Staloff or Zhao and the Company that are required to be reported under Item 404(a) of Regulation S-K.

The Company and Mr. Staloff have agreed that he will be compensated $20,000 per annum. Messers. Nie, Hua, Staloff and Zhao shall be eligible to receive grants of options to purchase the Company’s Common Stock in such amounts, and on such terms, as agreed to in the future.

Item 8.01     Other Events.

On May 4, 2009, Deer Consumer Products issued a press release announcing the Company’s application for listing on the NASDAQ Stock Market and the appointment Mr. Edward Hua, Mr. Zongshu Nie, Mr. Arnold Staloff and Mr. Walter Zhao as members of its Board of Directors.  A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits

Number	Document

10.1	Form of Warrant (Incorporated herein by reference to Exhibit 10.1 to the Current Report on Form 8-K filed on April 3, 2009).

10.2	Form of Registration Rights Agreement (Incorporated herein by reference to Exhibit 10.2 to the Current Report on Form 8-K filed on April 3, 2009).

99.1	Press Release, dated May 4, 2009, “Deer Consumer Products, Inc.Applies for Listing on the NASDAQ Stock Market, Appoints Independent Board of Directors.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DEER CONSUMER PRODUCTS, INC.

By:	/s/ Ying He
Name: Mr. Ying He
Date: May 4, 2009	Title: Chief Executive Officer